Exhibit 32.1



                CERTIFICATION OF PERIODIC FINANCIAL REPORT
         PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO
               SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I, Robert A. Mariano, Chief Executive Officer of Roundy's, Inc. (the "Company"), certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that, to my knowledge:

     (1) The Quarterly Report on Form 10-Q of the Company for the quarterly period ended June 28, 2003 (the "Report") fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


                    Dated: August 8, 2003
                           --------------


                                   /s/ROBERT A. MARIANO
                                   ---------------------------
                                   Chief Executive Officer
                                   Principal Executive Officer


A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to Roundy's, Inc. and will be retained by Roundy's, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.